SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS ESG Global Bond Fund
Effective on or about August 1, 2021, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading in the summary section of the fund’s prospectus.
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2019.
Effective on or about August 1, 2021, the following information replaces the existing similar disclosure contained under the “MANAGEMENT” heading in the “Fund Details” section of the fund’s prospectus.
The following Portfolio Manager is primarily responsible for the day-to-day management of the fund.
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2019.
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Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
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Senior Portfolio Manager and Co-Head of US Credit: New York.
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BA and MA in Economics, State University of New York at Albany.
Please Retain This Supplement for Future Reference
July 15, 2021
PROSTKR21-53